SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported: AUGUST 6, 2002

                        --------------------------------

                                UNITED-GUARDIAN, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


        DELAWARE                        0-7855                    11-1719724
        --------                        ------                    ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   230 Marcus Boulevard., Hauppauge, New York                       11788
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   (Address of Principal Executive Offices)                       (Zip Code)


                                 (631) 273-0900
                                 --------------
               Registrant's telephone number, including area code


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) The following exhibits are filed as part of this report:


Exhibit Number                      Description
--------------       ---------------------------------------------------
    99.1             Statement Under Oath of Principal Executive Officer
                     Regarding Facts and Circumstances Relating to
                     Exchange Act Filings.

    99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

ITEM 9.  REGULATION FD DISCLOSURE.

     On June 27, 2002 the Securities Exchange Commission issued Order No. 4-460 requiring the Principal Executive Officer and the Principal Financial Officer to each sign a sworn statement regarding facts and circumstances relating to filings under the Securities Exchange Act of 1934. Such statements were signed by Alfred R. Globus, Chairman and Chief Executive Officer of the Registrant, and Kenneth H. Globus, President and Chief Financial Officer of the Registrant, on August 6, 2002, and were filed as part of the Registrant's 10-QSB for the period ended June 30, 2002. Copies of these statements are filed herewith as Exhibits
99.1 and 99.2.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UNITED-GUARDIAN, INC.



                                 By:/S/ Robert S. Rubinger
                                    ------------------------------------
                                    Name:  Robert S. Rubinger
                                    Title: Executive Vice President; Secretary


August 6, 2002

                                                                EXHIBIT 99.1
                                                                ------------

          STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING
            FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Alfred R. Globus, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of United-Guardian, Inc., and, except as corrected or supplemented in a subsequent covered report:

           + no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

           + no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           +    2001 Annual Report on Form 10-KSB of United-Guardian, Inc.;

           +    Definitive Proxy Statement dated April 15, 2002;

           +    Form 10-QSB for period ended March 31, 2002;

           +    Form 10-QSB for period ended June 30, 2002


/s/ Alfred R. Globus
--------------------
Alfred R. Globus
Chaiman and Chief Executive Officer

August 6, 2002
                                Subscribed and sworn to
                                before me this 6th day of August, 2002.

                                /s/ Kenneth H. Globus
                                ---------------------
                                Notary Public
                                My Commission Expires:  1/20/03

                                                                EXHIBIT 99.2
                                                                ------------

       STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING
         FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Kenneth H. Globus, state and attest that:

    (1) To the best of my knowledge, based upon a review of the covered reports of United-Guardian, Inc., and, except as corrected or supplemented in a subsequent covered report:

           + no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

           + no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) I have reviewed the contents of this statement with the Company's audit committee.

    (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           +    2001 Annual Report on Form 10-KSB of United-Guardian, Inc.;

           +    Definitive Proxy Statement dated April 15, 2002;

           +    Form 10-QSB for period ended March 31, 2002;

           +    Form 10-QSB for period ended June 30, 2002


/s/ Kenneth H. Globus
---------------------
Kenneth H. Globus
President & Chief Financial Officer

August 6, 2002
                                Subscribed and sworn to
                                before me this 6th day of August, 2002.

                                /s/ Kenneth A. Messina
                                ----------------------
                                Notary Public
                                My Commission Expires: 8/31/02